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                                                                   EXHIBIT 10(e)


             Schedule of Certain Executive Officers who are Parties
              to the Severance Pay Agreements in the Forms Attached
         as Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q
                       For the Period Ended June 30, 1997

                        --------------------------------




Form A of Severance Pay Agreement
---------------------------------

John G. Breen
Thomas A. Commes



Form B of Severance Pay Agreement
---------------------------------

John L. Ault
Christopher M. Connor
Michael A. Galasso
Thomas E. Hopkins
Conway G. Ivy
Larry J. Pitorak
Joseph M. Scaminace
Louis E. Stellato
Richard M. Wilson